LEGG MASON PARTNERS INSTITUTIONAL TRUST

LEGG MASON PARTNERS MONEY MARKET TRUST

LEGG MASON PARTNERS PREMIUM MONEY MARKET TRUST

SUPPLEMENT DATED JULY 7, 2021 TO THE

SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL

INFORMATION (“SAI”) OF EACH FUND LISTED

IN SCHEDULE A

1a)

Effective immediately Legg Mason Investor Services, LLC, the distributor for each Fund listed in Schedule A, is renamed Franklin Distributors, LLC. All references to “Legg Mason Investor Services, LLC” and “LMIS” in each Fund’s Summary Prospectus, Prospectus and SAI are removed and replaced with “Franklin Distributors, LLC” and “Franklin Distributors,” respectively.

2a)	The following replaces the section titled “Exchanging shares-Generally” in the Prospectus of those Funds marked with an asterisk in Schedule A:

You may exchange shares of each fund for the same class of shares of other Legg Mason fund on any day that both the fund and the fund into which you are exchanging are open for business. Please note that, except for Classes A and A2, shares may be exchanged only for shares of the same class, if offered, of any other Western Asset money market fund made available to you. An exchange of shares of one fund for shares of another fund is generally a taxable transaction, but you will not have any gain or loss on an exchange so long as the fund whose shares you exchange maintains a net asset value of $1.00 per share.

For exchange purposes, Legg Mason funds include those that are series of Legg Mason Partners Equity Trust, Legg Mason Partners Income Trust, Legg Mason Partners Money Market Trust, Legg Mason Global Asset Management Trust and Western Asset Funds, Inc. Please contact your Service Agent or the fund for more information.

3a)	The following replaces the section titled “EXCHANGE OF SHARES” in each Fund’s SAI:

Exchanges of Fund shares are discussed under the Buying shares”, “Exchanging shares” and “Redeeming shares” sections of the Fund’s Prospectus; this information is incorporated herein by reference. The exchange privilege enables shareholders to acquire shares of the same class in another Legg Mason fund. This privilege is available to shareholders residing in any state in which the fund shares being acquired may legally be sold. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. The Prospectus describes the requirements for exchanging shares of the Fund and may be obtained as described on the cover page of this SAI.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current NAV, and the proceeds, net of any applicable sales charge, are immediately invested in shares of the fund being acquired at that fund’s then current NAV. The Distributor reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.

The exchange privilege is not available with respect to Premium Liquid Reserves, Premium U.S. Treasury Reserves, Institutional Liquid Reserves, Premier Institutional Liquid Reserves or Class L shares of Institutional Government Reserves.

Class A and Class A2 Exchanges. Class A shares and Class A2 shares may be exchanged for Class A shares of another Legg Mason fund.

An initial sales charge may apply if you exchange Class A shares or Class A2 shares of the Fund for Class A shares of another Legg Mason fund which is subject to an initial sales change. Further, if Class A or Class A2 shares acquired by exchange from another Legg Mason fund are subject to a contingent deferred sales charge, the original contingent deferred sales charge up to 1.00% will apply to these shares (except for shares held through Franklin Distributors, LLC. Accounts) if any of these shares are redeemed within eighteen months of the date shares of the original fund were purchased.

Class N, Service Shares, Institutional Shares, Investor Shares, Select Shares and Administration Shares Exchanges. Class N shares, Service Shares, Institutional Shares, Investor Shares, Select Shares and Administration Shares may be exchanged for the same class of shares of another Western Asset money market fund sold by the Distributor without imposition of any charge.

Capital Shares and Premium Shares. Capital Shares and Premium Shares may be exchanged for the same class of shares of another Western Asset money market fund sold by the Distributor without imposition of any charge.

For exchange purposes, Legg Mason funds include those that are series of Legg Mason Partners Equity Trust, Legg Mason Partners Income Trust, Legg Mason Partners Money Market Trust, Legg Mason Global Asset Management Trust and Western Asset Funds, Inc. Please contact your Service Agent or the Fund for more information.

SCHEDULE A

Fund	Date of Summary Prospectus, Prospectus and SAI
LEGG MASON PARTNERS INSTITUTIONAL TRUST

Western Asset Institutional Government Reserves	December 29, 2020
Western Asset Institutional Liquid Reserves	December 29, 2020
Western Asset Institutional U.S. Treasury Obligations Money Market Fund	December 29, 2020
Western Asset Institutional U.S. Treasury Reserves	December 29, 2020
Western Asset Premier Institutional Government Reserves	December 29, 2020
Western Asset Premier Institutional Liquid Reserves	December 29, 2020
Western Asset Premier Institutional U.S. Treasury Reserves	December 29, 2020
Western Asset Select Tax Free Reserves	December 29, 2020

LEGG MASON PARTNERS MONEY MARKET TRUST

Western Asset Government Reserves*	December 29, 2020
Western Asset New York Tax Free Money Market Fund	December 29, 2020
Western Asset Tax Free Reserves	December 29, 2020
Western Asset U.S. Treasury Reserves*	December 29, 2020

LEGG MASON PARTNERS PREMIUM MONEY MARKET TRUST

Western Asset Premium Liquid Reserves	December 29, 2020
Western Asset Premium U.S. Treasury Reserves	December 29, 2020

Please retain this supplement for future reference.

LMFX648521

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